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                                EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Registration Statement File Numbers 333-83890 and 333-14657.




                                               ARTHUR ANDERSEN LLP




Indianapolis, Indiana,
May 6, 1998.